sema4

AI-driven decision making as the standard of care

Investor Presentation

Disclaimer

This confidential presentation (the "presentation") is being delivered to you by CM Life Sciences, Inc. ("CMLS") and Mount Sinai Genomics, Inc. d/b/a Sema4 ("Sema4") for use by Sema4 and CMLS in connection with their proposed business combination and the offering of the securities of CMLS in a private placement (the "Transaction"). Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of CMLS or Sema4 is prohibited. By accepting this presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents and representatives ("recipient") agrees: (i) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain; and (ii) to return or destroy all copies of this presentation or portions thereof in its possession following the request for the return or destruction of such copies.

No Representations and Warranties

This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to CMLS. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by CMLS or Sema4 or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction between CMLS and Sema4 and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. CMLS and Sema4 disclaim any duty to update the information contained in this presentation.

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1996. CMLS's and Sema4's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intend", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, CMLS's and Sema4's expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside CMLS's and Sema4's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against CMLS or Sema4 following the announcement of the Transaction; (2) the inability to complete the Transaction, including due to the inability to concurrently close the business combination and the private placement of common stock or due to failure to obtain approval of the stockholders of CMLS; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the Transaction; (4) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (5) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks and uncertainties indicated from time to time described in CMLS's registration on Form S-1, the proxy statement relating to the Transaction, including those under "Risk Factors" therein, and in CMLS's other filings with the U.S. Securities and Exchange Commission ("SEC"). CMLS and Sema4 caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither CMLS nor Sema4 undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this presentation, CMLS and Sema4 rely on and refer to publicly available information and statistics regarding market participants in the sectors in which Sema4 competes and other industry data. Any comparison of Sema4 to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to Sema4. Sema4 obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While Sema4 believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Sema4 nor CMLS has independently verified the information provided by the third-party sources.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but CMLS and Sema4 will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Private Placement

The securities to which this presentation relates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction. CMLS is offering securities to which this presentation relates in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a criminal offense.

Financial and Other Information

The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of Sema4 for the periods presented. An audit of these financial statements is in process. Accordingly, such financial information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement to be filed with the SEC by CMLS in connection with the Transaction. We have not yet completed our closing procedures for the three months ended December 31, 2020. This presentation contains certain estimated preliminary financial results and key operating metrics for the year ended December 31, 2020. This information is preliminary and subject to change. As such, our actual results may differ from the estimated preliminary results presented here and will not be finalized until we complete of our year-end accounting procedures.

Use of Projections

This presentation also contains certain financial forecasts, including projected revenue. Neither CMLS's nor Sema4's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of CMLS's or Sema4's control.

Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Disclaimer *(continued)*

Additional Information and Where to Find It / Non-Solicitation

In connection with the proposed transaction, CM Life Sciences intends to file a proxy statement with the U.S. Securities and Exchange Commission ("**SEC**"). The proxy statement will be sent to the stockholders of CM Life Sciences. CM Life Sciences and Sema4 also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of CM Life Sciences are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by CM Life Sciences and Sema4 through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

CM Life Sciences and Sema4 and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CM Life Sciences' shareholders in connection with the proposed transaction. Information about CM Life Sciences' directors and executive officers and their ownership of CM Life Sciences' securities is set forth in CM Life Sciences' filings with the SEC. To the extent that holdings of CM Life Sciences' securities have changed since the amounts printed in CM Life Sciences' Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

These communications do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Overview of CM Life Sciences

Unique combination of Eli Casdin's investment platform and Keith Meister's capital markets and board expertise

Casdin Capital's Deep Sector Expertise

- Founded in 2012, Casdin Capital has a proven track-record as investor-partners identifying and appreciating category-defining platforms including Illumina, Adaptive, Foundation Medicine, Flatiron Health, Invitae, Clover Health, and Gingko Bioworks
- On-the-ground research, close relationships with scientists and management teams and an investment focus on the long-term have supported and fueled a variety of successful financial transactions, strategic partnerships, and establishment of co-investment / accelerator models in synthetic biology and bioproduction
- Their industry connections now include hundreds of critical business builders, specialists, and innovators, which allow CM Life Sciences to push forward into new opportunities while also capturing value overlooked, or left behind

Keith Meister's Corporate Engagement

- Mr. Meister has served as a director of 14 public companies and helped those companies structure and execute over $80B in transactions including spin-offs, asset sales, mergers, acquisitions and various forms of capital market transactions
- Has served as founder and CIO of Corvex Management, a leading fundamental-based public market investment firm since March 2011. Previously he served as CEO of Icahn Enterprises

CM Life Sciences Capital Alignment

- CM Life Science was founded to take advantage of a dynamic life science sector buoyed by innovation yet fragmented, where many companies are under-resourced and under-scaled
- Will provide the expertise, influence, and capital to help management and the company accelerate the execution of their vision ahead of competitors


Fundamental
Engagement
CASDIN CAPITAL
KM
CM Life Sciences
LONG TERM CAPITAL
SECULAR GROWTH

CM Life Sciences Board of Industry Leaders



Sean George, PhD
Co-founder and CEO of Invitae



Munib Islam
Former Co-Chief investment officer and Partner at Third Point



Nat Turner
Co-founder and CEO of Flatiron Health



Emily Leproust, PhD
Co-founder and CEO of Twist Bioscience

sema4

Our Vision

To be the world leader at generating, collecting and analyzing **longitudinal patient health data** in partnership with **patients and providers** to deliver comprehensive solutions to help **treat patients** and **enable next generation drug development**



My lifestyle choices have made my arteries more resilient
My genetics make me more susceptible to breast cancer

sema4

Sema4 at a Glance

History

Core components of Sema4 began within Mt. Sinai in 2012; spun out in June 2017. Sema4 team raised Icahn School of Medicine at Mt. Sinai's ranking from 31st to 3rd in the country for medical research in Genetics and drove integration of genomics into clinical care.

Focus

AI-driven decision making as standard of care, ushering in holistic precision medicine solutions at scale that adapt at the rate of learning

Scale

- ~1000 employees (>150 at MD / PhD Level)
- +10M patient records with very high consent rates
- >250K annual run rate for genetic tests via owned CLIA lab
- 20,000 new direct connections with patients per month

People



- Founder and CEO of Sema4; Dean for Precision Medicine and Professor in Predictive Health and Computational Biology at the Icahn School of Medicine at Mount Sinai in NY
- Previously chief scientist at Rosetta Inpharmatics; Head of Genomics, Computational Biology, Systems Biology for Merck; Founding Director Sage Bionetworks; CSO Pacific Biosciences
- ~450 peer-reviewed papers in leading scientific journals
- h-index = 127 (top 0.01% of published scientists in the world)

Revenue, Patients, Data

2020 Revenue | '20-'23E CAGR

$190MM+ | 38%

Total Patients	w/Longitudinal Clinical Data	w/clinic-genomic data
~10M	**~5M**	**~300K**

Centrellis Platform Overview

- Integrates proprietary data feeds including genomic insights, patient records, and public databases to create a highly differentiated information platform
- Enables the development of extensive disease mapping, individualized health course trajectories, and actionable treatment protocols for the healthcare ecosystem
- Incorporates digital tools to enable deep engagement with patients and providers across conditions and time

Investors & Advisors

SECTION 32 | Blackstone | OAK HC/FT

BlackRock | DEERFIELD | 德诚资本 DECHENG CAPITAL

connecticut innovations | MOORE CAPITAL MANAGEMENT, LP

Healthcare decisions are binary, ignoring that every individual is unique and therefore requires unique healthcare recommendations

Characterizing Disease Status Over Time in Patient Population


Patients

Individual patient, tracked over time, defined as well or sick based on simple, binary biomarker


well
sick

Increasingly Vast Amounts of Healthcare Data Within and Outside of Health Systems Are Available to Be Harnessed

DNA
- Germ line
- Somatic
- Epigenome

RNA

Microbiome
- Gut
- Mouth
- Environment

Immune

Proteomics



Diagnoses
- EMR
- Imaging

Drugs

Labs
- Hospital Based
- Consumer Based

Procedures

Cost Information

Device Acquired
- Wearable Devices
- Environmental Sensors

Mobile Apps
- Wellness Monitoring
- Physician Prescribed

Ushering in a new era of information-driven decision making to better guide individualized healthcare…


Naïve Disease Characterization
More Advanced Disease Characterization, Highlights Disease Transition
More Advanced Still, with Transitions, Resolutions, and Subtypes → Personalized Treatments
S1
S2
S3
Increasing Scales of Data and Advanced Predictive Modeling

From the digital universe of data to actionable insights: Augmented intelligence to enable physicians and patients to make more informed decisions

BIG DATA

While McKinsey and others estimate Big Data could save medicine and pharma up to **$100bn annually** as a result of **improved efficiencies** in clinical trials and research, **better insights** for decision-marking and **new tools** that will help insurers, regulators, physicians and consumers make **better decisions**

- $ Imperfect decision making from insurers, regulators & physicians
- $ Patients not maximally benefitting from the latest science
- $ Costs related to medical errors and healthcare related infection
- $ Huge expenditure by pharma companies to bring new drug to market
- $ Inefficiencies in clinical trial targeting and recruitment

- **Problem:** Vast amount of data is available, but not leveraged to understand disease and wellness. Our knowledge and understanding of disease/wellness is growing exponentially, but the interpretation of patient data does not yet benefit from this rapid growth of knowledge
- **Solution:** Advanced data engineering and data sciences approaches to span this divide:

SPANNING THE CHASM

Current State of Knowledge and Understanding

PREDICTIVE MODELING

DATA ENGINEERING

PATIENT ENGAGEMENT

Personal DNA, EMR, Pharmacy, Labs, Environment, Device Acquired

Bioinformatics algorithms have provided extensive maps of diseases

Individualized health course trajectories are now determinable

Actionable treatment implications for the healthcare ecosystem

Next Generation Information and Genomic Platform to Transform the Standard of Care

1 Integrating Multidimensional Data on Patients for Advanced Assessments


DNA
Diagnoses
RNA
Drugs
Microbiome
Labs
Immune
Procedures

Generate and analyze advanced genomic data to deliver more information-driven diagnostics and screening tools

2 Constructing Innovative Predictive Models to Drive Improved Outcomes

Lab Designed Tests

Patient's Medical Data

Partner with Health Systems to restructure and curate information from medical records



Combining data across an expanding population database to build individualized models of disease and wellness

3 Generate Medical Insights


Low
Medium
High

Physician weighs risks and matches with individualized therapies

4 Engage and Treat Each Patient

Optimize therapy with Genetic Counseling for each patient's individualized journey

5 Insights and Data for Pharma Collaborators

- The Clinical Testing Company
- The Direct Patient Engagement Company
- The Clinical Genomics Company
- The Clinical Data Management Company
- The AI Platform Company

Centrellis Yields Insights That Improve Care and Drug Discovery

Machine learning-based models for enhanced genomic risk prediction from our Traversa platform

e.g. Polygenic risk scoring

Integrating clinical, somatic DNA, germline DNA, transcriptomic data in cancer patients for precision oncology

e.g. advanced modeling for treatment response prediction/matching

Centrellis™

Reconstructing longitudinal patient journeys to transform standard of care insights

e.g. More accurate prediction of pregnancy complications

Deriving population-health insights from genomic data to differentiate our industry-leading tests

e.g. Integrating genome-derived ancestry information for more accurate residual risk calculations

Enabling engagement of complex data and insights via friendly user interfaces for physicians and patients

e.g. Pregnancy journey app

Unique and Actionable Insights Transform the Patient Treatment Paradigm

Patients & Physicians



Sample Tracking, Discrete Result Generation, and Ingestion
1
EMR Integration
2
3
Interactive Results including genetic markers, therapies, and trials
4
4
Plan details sent to patient
5
5
Personalized therapy options, track patient journeys & build cohorts
Patient Reported Data returned to Integrated Database
6
6
Monitor Treatment Plan Compliance & Toxicities
Personalized Trial Matching
7
7
Ongoing Patient Management
Long-Term Monitoring
Mobile Patient Applications
Clinical trials
sema4
GENOMIC TESTS PERFORMED

In partnership with Health Systems, Sema4 generates clinical and patient-level insights that can be applied to enhance care and engagement at all stages of a patient's journey

sema4

Through Our Platform We Develop Long-Term Relationships with Patients and Providers

Standardized Genomics Platform

INFORMATION-RICH GENOMIC SOLUTIONS

sema4 menu

WOMEN'S HEALTH SOLUTIONS

- Expanded Carrier Screening
- Noninvasive Prenatal Screening
- Patient Pregnancy Journey

- Women's Health delivering **206k+ tests** / $200mm+ revenue on current run-rate (growing **28%** YoY)
- Broad portfolio enables data **continuity across the patient journey**
- **Pre-eminent brand** in carrier screening
- Expanding size of Expanded Carrier Screen (ECS) panel and adding residual risk scoring

ONCOLOGY SOLUTIONS

- Hereditary Cancer Testing
- Informatics Tools
- Whole Exome & Transcriptome Sequencing

- Launched initial tests mid-2019 with **positive market reception** (growing **240%** YoY)
- Launched hereditary cancer on Traversa platform in April 2020
- Launched whole exome transcriptome in June 2020; only NY-state approved lab

POPULATION HEALTH

Traversa

- Leveraging Traversa to offer **screening across cancer, cardiovascular disease and drug safety** through primary care providers
- **Follow-on testing and secondary insights** for qualified patients through reimbursed tests
- Ability to pursue follow-on **reimbursed clinical testing**

+ COVID-19 testing capabilities

- COVID PCR and antibody testing
- Testing is supported by digital patient experience, employer service dashboard and provider portal

CAPABILITIES AUGMENTED BY...

- **In-house genetic counselling services**
- **Integration with clinical workflows**
- **Advanced analytics and AI**
- **Health system portal**

sema4

Our Evolution Towards Oncology, Information, and Partnership Monetization

REVENUE BY SEGMENT 2020-2023 ($M)



WH Direct
WH HS Partners
COVID-19
Pharma Partnerships
Onc HS Partners
Onc Direct
Secondary Data Insights
38% CAGR
$ 190
$ 265
$ 360
$ 504
2020E
2021E
2022E
2023E

Segment CAGR 2020-2023

- **Oncology** 164%
- **Secondary Data Insights*** 257%
- **Pharma Partnerships** 129%
- **Health Systems*** 214%
- **Women's Health** 16%

*2021-2023 CAGR

HIGHLIGHTS

Sema4 is making significant investments in R&D to further develop existing offerings in addition to creating the Traversa platform.

- Pharma strategic partnerships revenue driven by large size partnerships, comprising of ~18% of revenues in 2023
- Growing Oncology franchise; reflects ~3% of expected revenues in 2020 and ~27% in 2023
- Women's Health reflects Sema4's financial base and continued strength in genomic testing solutions
- Emerging secondary data insights revenue starting in 2021

sema4

Revenue Mix Evolution is Driving Meaningful Gross Margin Expansion

REVENUE MIX



Direct Testing
Partnerships
Repeat Insights
14 %
86 %
23 %
77 %
1 %
37 %
59 %
3 %
47 %
49 %
4 %
2020E
2021E
2022E
2023E

Total Revenue	**$190**	**$265**	**$360**	**$504**

GROSS MARGIN



22 %
32 %
41 %
54 %
2020E
2021E
2022E
2023E

- *Initial investment in OneTest whole exome/genome chassis*
- *Accelerating biopharma and partnership adoption, representing larger percentage of revenue, driving up gross margin*
- *Oncology information rich testing driving gross margin accretion given higher ASPs*
- *Repeat testing allows for multiple monetization paths for single run of test; further boosting GM*

Note: Direct Testing includes WH Direct, Onc Direct, and COVID-19 testing revenue. Partnerships includes WH HS Partners, Pharma Partnerships, and Onc HS Partners revenue. Repeat Insights includes Secondary Data Insights revenue.

Competitor Benchmarking

2021E to 2023E Revenue CAGR



Median: 32.1%
37.9%
24.6%
46.7%
23.1%
32.1%
34.7%
sema4
A patient-centered health intelligence company
Natera (1)
Invitae
Exact Sciences
Guardant Health
Adaptive Biotechnologies

2022E Revenue



$360
$585
$700
$2,193
$508
$225
sema4
A patient-centered health intelligence company
Natera
Invitae
Exact Sciences
Guardant Health
Adaptive Biotechnologies

2022E Gross Margin



Median: 72.1%
41.0%
56.4%
52.8%
76.9%
72.1%
72.5%
sema4
A patient-centered health intelligence company
Natera
Invitae
Exact Sciences
Guardant Health
Adaptive Biotechnologies

Current Lead Therapeutic Area

Sema4	Natera	Invitae	Exact Sciences	Guardant Health	Adaptive Biotechnologies
Women's Health	Women's Health	Women's Health	Oncology	Oncology	Oncology

Source: Wall street research and Cap IQ Estimates as of 02/05/2021.
(1) Represents 2021E to 2022E revenue growth.

sema4

Our Ongoing Transformation Will Drive Best-in-Class Financial Performance

ACCELERATING TOPLINE GROWTH off Strong Revenue Base

TOTAL REVENUE ($M)


CAGR: 38%
$ 190
$ 504
2020
2023

- Forward revenue CAGR of 38%
- Growth driven by genomic solutions, secondary insights and pharma partnerships

EXPANDING MARGIN PROFILE Driven by Improving Product Volume & Mix

GROSS MARGIN


+3,161 bps
22.5 %
54.1 %
2020
2023

- Decreasing cost per sample across testing verticals as Sema4 benefits from volume purchasing
- Traversa platform and pharma partnerships drive margins in outer years

HEALTH SYSTEM & PHARMA PARTNERSHIPS Provide Partnership Revenue with Attractive Unit Economics

% OF TOTAL REV. FROM PARTNERSHIPS


2020
2023
4%
30%

- Partnerships with health systems and pharma typically structured with sizeable upfront payment providing capital cushion
- Monthly revenues with robust margins provide strong visibility into near-term performance

CLEAR PATH TO PROFITABILITY with Strong Operating Leverage

OPEX % OF TOTAL REV.


68.6 %
(770) bps
60.9 %
2020
2023

- High proportion of fixed costs in both operating expenditures and COGS
- Path to meaningfully achieve operating leverage and long-term operating margin expansion

sema4

Accelerating Health System Partnerships Will Underpin Our Growth: Revenue, Patients, Data

Health Systems


Data Features growing 100x
30M+ Patients
8+ Systems
14M Patients
4 Systems
1
2
3
4
2021
3 Years

Access to Patient Data Features

Data access compounds via health system partners where access is provided through third-party agreements, as well as directly from tested patients who consent to provide Sema4 with access to their records (at a rate of ~85%).

PLAN FOR EXPANSION

1 — *Recruit and build health system partnerships*

- **Sign up incremental systems** leveraging value of **state of the art** genomic testing solutions at **no cost,** increasing access to patient data

2 — *Integrating into care and measuring impact*

- Directly measuring and demonstrating **clinical utility of direct impacts** to health systems

3 — *Investments to scale population-based genomic testing*

- Combining data across expanding population databases enable **holistic models of disease and wellness,** including **precision oncology**

4 — *Data science capabilities*

- Utilizing data scientists, network modelling, and clinical trials to support **health trajectory outcomes**

sema4

Centrellis platform has utility across the spectrum of disease & wellness to transform standard of care

Sema4 is filling a white space to *unify the engagement with stakeholders* across the healthcare ecosystem and reflects a novel approach where *significant investment* has yet to be seen.


sema4
Addressable Market
Investments in Segment Technology
Auto-Immune
>$100B
Pregnancy
$2B*
Oncology
$171B
Diabetes
$176B
Cardiovascular Disease
$194B
Oncology investment concentration
Patient Life Cycle
Illustrative—Not to Scale

*Reflects annual cost of pregnancy complications

Beckers-Pregnancy Complication Costs; Health Payer Intelligence-Cardiovascular, Diabetes, and Oncology Annual Costs; HCP Live-Auto-Immune Annual Costs

Sema4 Differentiation



Centrellis™ Capability Key:
Population-health insights
Machine learning-based models
Engagement of complex data and insights
Integrating disparate data to inform precision medicine
Transforming standard of care insights
INSIGHTS AND ENGAGEMENT
Standard of Care Focus
Clinical Reports
Clinical Trials
Clinical Decision Support
Consumer Focus
Population Health Models
Patient & Provider Portals
Real-World Evidence
Pharma Research Focus
Drug Discovery Models
Centrellis™
Insights Engine
Knowledge Inferences
Enhanced Data Feed
Data Management Engine
Standard Dx Pathway
Molecular, Clinical, Patient Generated Data
EMR, Imaging, Molecular, Claims
EMR, Imaging, Molecular, Claims
Literature, Knowledge Graph, Omics repositories
Laboratory
Health System
[Channels]
Third-Party
Outside Data Source

sema4

Four Foundational Pillars Will Enable Us to Achieve Our Vision

We are building a unique data ecosystem and platform containing deep data from increasing numbers of consenting patients (currently millions) engaged by our platform or partnered health systems

STATE-OF-THE-ART GENOMIC INFASTRUCTURE

- Information-rich women's health, oncology, and population health solutions
- Analyzes and interprets extensive information on diseases, mutations, and frequency across population

ACCESS & ENGAGEMENT

- Direct holistic patient engagement on an ongoing basis gives industry leading consented access
- Patient engagement across the care continuum driven by standard of care genomic testing solutions

DEEP & STRUCTURED DATA

- Longitudinal clinical, molecular, and genetic patient information
- Originates from patients with long-term relationships and are re-contactable

UNIQUE INSIGHTS

- Actionable and personalized insights for patients, health system providers, payors, and pharma that inform decisions
- Using advanced predictive models developed on deep, structured data across continuum of care

sema4

Case Study: Traversa Platform

Standardized Genomics Platform

A COMPREHENSIVE EXOME/WHOLE GENOME FRAMEWORK TO ADAPT AT THE RATE OF LEARNING

Pharmacogenomics

Hereditary cancer

Carrier screening

Polygenic risk scores

Carrier screening

PGx

Hereditary cancer

Initial Order

- Provider-initiated order across all Sema4 germline genomic tests
- All patients run on our Traversa chassis for this initial order

Generate Data 1X (Sequence)

- Sequence once to generate medical exome (~6,000 genes) of data
- Run low pass genome for all
- CLIA-certified lab with latest technology for NGS and beyond

Automated / Query Data for 1st Test

- Automated software query of generated data
- Scans latest research & scientific findings for most up to date knowledge
- Generate a clinical report for requested genes of first ordered test
- Engage patient via counselling process

Drive Health By Re-querying Data

- Subsequent orders for insights into additional sets of genes
- Partner with Patients, Providers, Systems to unlock data
- Includes hereditary cancer, polygenic risk scores, etc.
- Subsequent test turnaround times for providers in hours/days instead of weeks

Rich Data Set for Collaborations

- Resulting medical exome with longitudinal clinical annotation
- Easily queried and accessed by collaborators
- Considerable value to collaborators & pharma industry

Insights Leveraged to Improve Risk Assessment & Patient Care

Patients & Physicians

Patient Records from Health Systems + Sema4 Proprietary Test Offerings + Centrellis AI

Traversa
Expanded Carrier Screen

Cancer Whole Exome
Hereditary Cancer Testing

Combines public and proprietary *data across an expanding population to build individualized models of disease and wellness*

=

Better Informing on Risk

- Improved Prevention and Diagnosis of Disease

Using PRS to Estimate "Remaining Life Risk (RLR)" for Inheritable Cancers



Remaining Lifetime Risk of Breast Cancer
Non-Hispanic White Women
risk (%)
age (years)
source: seer.cancer.gov



Breast Cancer
Prostate Cancer
RLR from general population
Tyrer-Cuzick (family history, mammograms, ...)
multiplication by PRS-based Relative Risk
RLR from general population
TC & PRS-based RLR
PRS-based RLR

source: NCI – Surveillance, Epidemiology and End Results Program seer.cancer.gov

Better Informing on Treatment

- Rapid Development of Effective and Safe Targeted Therapies
- Predictive Health Course Trajectories for Improved Patient Care

Gene Signature: Discovery and Validation



A
TCGA LUAD
B
Shedden et al. (GSE68465)
C
Okayama et al. (GSE31210)
D
Tang et al. (GSE42127)
E
Der et al. (GSE50081)
F
Rousseaux et al. (GSE30219)
G
Wilkerson et al. (GSE26939)

STable 6. Prognostic analysis using signatures in 7 additional cohorts

Dataset	Source	Stage 1& 2				Stage 1 only			
		Total sample	invasive	Non-invasive	p-value	Total sample	invasive	Non-invasive	P-value
TCGA	GDC Data Portal	397	168	91	0.007	275	83	84	0.1
Shedden et al.	GSE68465	371	124	122	0.0001	276	114	101	0.02
Okayama et al.	GSE31210	204	71	133	0.0002	162	32	70	0.002
Der et al.	GSE50081	127	42	29	4.50E-05	92	59	33	5.00E-05
Tang et al.	GSE42127	111	45	43	0.05	89	33	46	0.05
Rousseaux et al.	GSE30219	85	18	23	0.004	82	16	23	0.005
Wilkerson et al.	GSE26939	62	9	20	0.02	48	17	20	0.44

Pro-invasive Signature Subnetworks



subnetwork1
(n=123)
Subnetwork2
(n=97)

sema4

Case Study: Connecting With Patients Across the Pregnancy Journey

Patients & Physicians



sema4
Pregnancy Journey
Week 19
Health Data
Settings
Week 19
Your baby is about the length of a small chipmunk
Your baby's hearing has improved, and they are now able to hear many different sounds. This likely includes conversations! You can try talking and singing to your baby – it's possible they will notice and listen, though they can't understand you yet.
Among the billions of neurons that are developing in your baby's brain are motor neurons – specialized brain cells that help your brain control your muscles. Thanks to the development of these motor neurons, your baby is now able to make more conscious movements, like turning their head or sucking their thumb.
References (2)
Summary
Your Vitals
Your Baby
Your Body
Exercise & Nutrition
Resources
© 2020 Sema4
sema4
Pregnancy Journey
Week 19
Week 19: Your body
Are your feet getting bigger? Your body is going through many changes, including some that may find you needing to go up a shoe size or two.
A hormone called relaxin is responsible for loosening the joints around your pelvis so your baby can more easily leave your birth canal during labor. But this hormone loosens the ligaments in your feet, which can cause your footbones to spread. Your arches may also drop during pregnancy as a result of the extra weight you are carrying.
Weight gain and edema – the swelling and extra fluid your body retains during pregnancy – can contribute to larger feet as well. These changes to your feet can be permanent, though the greatest changes in foot size and arch reduction seem to happen during your first pregnancy. If you are in a second or later pregnancy, it is unlikely you will experience the same degree of change.
References (2)

Education



sema4
Pregnancy Journey
Week 19
Vitals
Keep track of these important vitals during your pregnancy.
Learn more about connecting health data
Heart rate
Blood pressure
Body weight
Week
Month
Year
60 - 82 bpm
2 measurements
Normal range: 60 - 100
117 - 138 lbs
12 measurements
120/90 - 140/75 bpm
6 measurements
Normal range: 60-100 systolic
Normal range: 60-100 diastolic
Last updated: Sept 21, 2020
Link another account
© 2020 Sema4

Your Medical Results



sema4
Pregnancy Journey
Week 19
Week 19
Exercise & Nutrition
Exercise
Nutrition
Exercise
Exercise highlight: Lower body booster
Building a strong lower body can help support you as you need to carry increasing weight throughout your pregnancy.
Walking knee pulls
Stand on one foot. Pull one of your knees into your chest, and hold it with both hands for a few seconds.
Return your raised foot to the ground and step forward.
Repeat on the opposite side. Repeat alternating sides 5-10 times.
Note: stand near a wall or chair that you can grab for balance if you need to.
For a more comprehensive look at exercising during pregnancy, check out our exercise resources page. Remember that you should always check in with your healthcare provider before starting a new exercise routine.
References (1)

Guidance

sema4

Our Value Proposition to Health Systems & Payors

Health Systems

OUR SOLUTIONS

- State of the art information-rich genomic platform to enable:
  - ✓ Cancer profiling
  - ✓ Population health screening
  - ✓ Women's health
  - ✓ Drug safety
- Based on the integration of 2 proprietary platforms: genomics and informatics
- Provide patient-level insights to elevate standard of care and demonstrate clinical utility
- Work with payors to secure and scale coverage
- Drives new revenue through patient growth and participation in research and biopharma collaborations

OUR HEALTH SYSTEM DNA

Mount Sinai

Sema4 originated in an elite academic medical system, **Mount Sinai,** where a deep understanding of the science, physician workflows, and patients were a core part of our DNA

Provides spectrum of solutions at no cost to the health system

sema4

Case Study: Health System Partnerships

Health Systems

Each partnership starts with vision and MSA, and several programs; implement on a program basis

	SYSTEM DETAILS	***AREAS OF FOCUS***	***FUTURE GROWTH***
Health System A **In Delivery** (WH,WES/WTS,HC)	• **5** local hospitals and **130** clinical locations • Competitive healthcare provider and dynamic player in the personalized and genomic medicine space	**MSA, Steering Committee and 2 Initial SOWs Signed** • Broad data and research collaboration • Governed by C-Level Steering Committee • Initial Women's Health testing rollout • Initial Global Health Initiative sequencing project for 35k samples collected • Clinical data & clinical confirmatory testing	**Scoping SOWs to Grow Relationship** • Population Health Screening Program • Replace entrenched incumbents for HC • Requires discrete data • Pathology Bio Bank Platform (100k) • Gain access to bio banked samples connected to clinical records • Deliver pharma brokerage w/Centrellis
Health System B **MSA Signed** (WH, WES/WTS, HC)	• **215** clinics, **1,195** providers, **35** hospitals, and **40** assisted living facilities • **1M** patients spread across 72k square miles and 82 rural communities	**MSA closed; scoping SOWs** • Scoping SOWs to drastically improve access to tumor profiling for any stage cancer patients and; • Connect all cancer patients to a multitude of clinical trial opportunities	**Scoping SOWs to Grow Relationship** • Enable community-based sequencing leveraging bio-informatics • Sema4 design population health genetic screening • Capture data on 1406 patients with up to 20 sequential genomic tests performed • Leverage telemedicine solutions created to serve rural communities

sema4

Our Value Proposition to Pharma Partners Across the Drug Lifecycle

Pharma Partners

DISCOVERY

Research

LEAD IDENTIFICATION

Drive increased probability of success and terminate bad molecules sooner

Systems bio on rich data to ID drug targets / Immune assays / bio analysis, in vitro / in vivo models (with biomarkers, cell assays) to enable predictive safety / efficacy profiling

DEVELOPMENT

Preclinical → Phase I → Phase II → Phase III

EARLY CLINICAL

Reduce trial duration, minimize dose finding / escalation, better patient selectivity

Minimized and optimized risks when entering into humans, further correlations provide additional characterization and profiling

PROTOCOL OPTIMIZATION

Maximize trial opportunity, decrease time to market, and optimize market access

Better predictability and personalization of concept design, with improved target population / cluster disease identification

COMMERCIALIZATION

Phase IV / RWE

REAL WORLD DATA

Characterize patient journeys and diagnostic odysseys

Post-market surveillance, identify unmet need, enable virtual trials, HEOR applications

OUR OFFERING

- Clinical trial matching product
- SaaS-based licensing
- Deep JV collaborations leveraging data science

OUTCOMES OF PARTNERSHIP WITH SEMA4

De-risk drug development → Reduce development costs → Improve quality → Enhance patient experience → Increase speed to market

sema4

Case Studies: Pharma Partnerships

Pharma Partners

Pharma A



- Five-year multiscale study follows over a thousand patients using advanced network modeling to make **new therapeutic discoveries**
- Generates **real-world data** through EMR (electronic medical records) and digital monitoring
- Generates **molecular profiling data** including DNA genotyping and RNAseq on whole transcriptome
- Deploys analytics to develop holistic view of each patient, gaining **insights on asthma and current therapies**

Insights to enable more effective patient-specific treatment recommendations and discover new therapeutic targets

Pharma B



- Provide hundreds of cancer sample sequencing results from **whole exome** and **whole transcriptome profiling** of extracted DNA and RNA
- Generate **molecular-level data** that can be combined with **existing real-world data and imaging data** to provide a comprehensive view of data associated with certain cancer types

Data to generate predictive analytical insights into the diagnosis and progression of cancer patients

Pharma C



- Leveraging **deeply-curated clinico-genomic data** and **advanced analytics** to support multiple, diverse projects:
  - Improving the efficiency of **clinical trial recruitment** through data-centric patient ID, streamlined workflows and software tools
  - Utilizing our longitudinal dataset and our AI-driven curation to support a **cancer early detection initiative**

Using our rich and deep data to address a wide range of customer needs from clinical development to early disease detection and diagnosis

sema4

Our Business Model Will Continue to Evolve as We Accumulate More Data and Patient Relationships to Derive New Insights



Delivering Value to Patients, Providers, Pharma
MONETIZE INFORMATION PLATFORM TO QUERY FOR INSIGHTS
Matching patients to products and services (moving beyond providers and life science)
SECONDARY INSIGHTS
Novel disease models that inform clinical care reducing cost and improving outcomes
Tools and technologies that improve clinical trial efficiency and accelerate drug discovery
GENOMIC TESTING SOLUTIONS REVENUE
Differentiated information-rich genomic testing platform that provides a best-in-class service and workflow model
Richness of Data Set & Relationships

sema4

Our Team



Eric Schadt
Chief Executive Officer

- Founder and CEO of Sema4 and also serves as the Dean for Precision Medicine and Mount Sinai Professor in Predictive Health and Computational Biology at the Icahn School of Medicine at Mount Sinai.
- He was previously Founding Director of the Icahn Institute for Genomics and Multiscale Biology, and Professor and Chair of the Department of Genetics and Genomic Sciences.
- Over the past 20 years, he has built groups and companies (Merck, Rosetta, Sage Bionetworks, Pacific Biosciences, Icahn Institute, and now Sema4) to elucidate the complexity of human diseases.
- He has published more than 450 peer-reviewed papers in leading scientific journals and contributed to discoveries relating to the genetic basis of common human diseases such as diabetes, obesity, and Alzheimer's disease.



Jamie Coffin
Chief Operating Officer



Tony Prentice
Chief Product Officer



Kareem Saad
Chief Business Officer



Isaac Ro
Chief Financial Officer



Lisa Edelmann
Chief Diagnostics Officer



Tom Neyarapally
Chief Commercial Officer



Krish Ghosh
Chief Analytics Officer



William Oh
Chief Medical Science Officer



Karen White
Chief People Officer



Michelle Zimmerman
SVP & GM, Oncology Solutions



Board Member: Mike Pellini
Former Chairman & CEO of Foundation



Board Member: Rachel Sherman
Former FDA Deputy Commissioner



Board Member: Marty Chavez
Former CIO and CFO Goldman Sachs

sema4

Use of Proceeds: Creating Inflection Points in Value Creation

Filling the gaps and expanding our platform and uptake into systems – investment in the components of a holistic precision medicine platform requires significant capital to scale into the market.



Reg. Approval
Clin. Utility, & Value
Info Driven Testing
Capital Investments ($$$) Fuel the Growth of our Addressable Market
Liquid Biopsy
PRS
Informatic Platform
Dynamic SOC
MolDx
CDx
Digital Platform
Auto Immune & Others
Scaling the Solution

Focused Investment Areas

Accelerate Generation of Holistic Patient Profiles — *Expansion of the Traversa platform penetrates a broader market for which Sema4 can provide secondary data insights (e.g., portfolio and market access).*

Demonstrate the Platform Value — *Broad demonstration of the utility and outcomes derived from Sema4's platform drives penetration through the healthcare ecosystem.*

Complement Platform Utility and Reach — *Tools complementing the platforms utility to make insights readily available to all stakeholders democratizes health information and establishes Sema4 as a trusted partner for healthcare insights.*

Investment in our platform will lead to increasing enterprise value as TAM extends by simultaneously penetrating and growing across typically siloed markets.

Sema4 TAM

sema4

Priority deals considering Franchise needs and timeframe, targets, and conviction


ULTRA HIGH – TRANSFORMATIVE DEAL ($250M+)*
HIGH -- M&A (~$50-250M)
MEDIUM -- INCUBATOR / JV / DEEP PARTNER ($20M-$50M)
LOW -- BD / CHANNEL (<$20M)
Capital Requirement of Deal
Rival Data Sciences Co.
Cancer Early Screening Co.
Cell Line Therapy Co.
Fitness Tracker / Data Co.
Chronic Disease Mgmt. Co.
Commodity High Throughput Curation
Outside the 4 Walls Tracking of Disease to Match with CT
RNA / Proteomic / Epigenomic Biomarkers, Platforms, and Assays
Accelerate Cancer Patient Acquisition
MRD Solution
MolDx Lab
POC Cancer Platform
Interface into Complex Disease Models
Tumor Board
Immediate
Timeframe
Long-Term
Legend
Size = Deal Score
*Transformative deals listed as target co. rather than need

sema4

Transaction Rationale and Summary

Sema4 opportunity encompasses multiple validated markets, supporting massive value creation

- Create a category-defining healthcare data intelligence company founded and led by a team of world class data scientists and engineers
- Differentiated platform and technology stack integrates wet lab, tech infrastructure, analytics, and delivery capabilities creating a platform fly wheel
- Near and long-term revenue growth driven by consolidation across multiple segments
- Scaled molecular data business rapidly taking share across categories, leveraged into realized optionality in large, adjacent TAMs
- Strategic alignment for synergistic partnerships with other industry leading companies

Transaction Highlights

Transaction Overview	• CM Life Sciences (Ticker: CMLF) is a Life Sciences focused publicly traded Special Purpose Acquisition Company (SPAC) with $443 million in cash to be deployed • CMLF has entered into an agreement to combine with Sema4 • PIPE size is $350 million • Anchored by $95 million commitment from Casdin Capital and Corvex Management
Valuation / Pro Forma Ownership	• Implies a $2.1 billion post-merger enterprise value • 65% Sema4 rollover shareholders, 14% PIPE investors, 17% SPAC public investors, 4 % SPAC sponsor
Sources and Uses of Funds	• The Combination of SPAC trust account proceeds (assuming no redemptions) and the PIPE investment is expected to provide Sema4 with $500 million of pro forma cash to enable growth on a multi-year time frame, provide liquidity for shareholders and explore additional organic and inorganic growth opportunities

Note: Assumes no redemptions by CM Life Sciences public shareholders.

sema4

Transaction Overview

($ in Millions)

Sources	
CMLS Cash in trust	$443
PIPE Investment	350
Sellers Equity	1,667
Existing Cash on Balance Sheet	92
Total	**$2,552**

Uses	
Cash to Balance Sheet	$500
Debt Repayment	17
Sellers Equity	1,667
Secondary Proceeds	333
Estimated Transaction Costs & Expenses	35
Total	**$2,552**

Additional Transaction Details

- Pro forma enterprise value of $2.07bn
- $350mm PIPE raised at $10 per share
- Transaction expected to close in the first half of 2021

Pro Forma Valuation[1]	
Share Price	$10.00
Pro Forma Shares Outstanding	257.1
Equity Value	**$2,571**
(+) Debt	-
(-) Pro Forma Cash	500
Enterprise Value	**$2,071**

Ownership Post-Business Combination


17%
4%
14%
65%
SPAC Shareholders
SPAC Management Shares
PIPE Investors
Sellers Rollover Equity

Note: Assumes no redemptions by CM Life Sciences public shareholders.
Values shown assuming $10 per CM Life Sciences share; does not include public and sponsor out of the money warrants

(1) Excludes any impact of earnouts.

sema4

Thank You